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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                             Date of Report:      May 4, 1998
                          (DATE OF EARLIEST EVENT REPORTED)


                             THOMAS & BETTS CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Tennessee                                        1-4682
 (STATE OR OTHER JURISDICTION                       (COMMISSION FILE NUMBER)
   OF INCORPORATION)

                                     22-1326940
                           (IRS EMPLOYER IDENTIFICATION NO.)


       8155 T&B Boulevard
       Memphis, Tennessee                                          38125
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



                Registrant's telephone number, including area code:

                                   (901) 252-7766



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ITEM 5.     OTHER EVENTS

     On April 29, 1998, Thomas & Betts Corporation (the "Registrant") announced by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, its financial results for the fiscal quarter ended April 5, 1998.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     The following documents are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-44153, which was declared effective on January 7, 1992.

(c)  Exhibits


     1 Distribution Agreement dated May 4, 1998 between the Registrant and the Agents

     4.1 Third Supplemental Indenture dated as of May 7, 1998 between the Registrant and The Chase Manhattan Bank


     4.2  Form of Medium-term Note (included in Exhibit 4.1)


     12   Ratio of Earnings to Fixed Charges

     20   Press Release of the Registrant dated April 29, 1998

     23   Consent of Deloitte & Touche LLP, independent public accountants


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                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THOMAS & BETTS CORPORATION
                                     (Registrant)


                                     By: /s/ JERRY KRONENBERG
                                     ---------------------------------------
                                     Title:   Vice President-General Counsel

Date: May 4, 1998


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                                   Exhibit Index

        Exhibit             Description of Exhibit
        -------             -----------------------


        1         Distribution Agreement dated May 4, 1998 between the
                  Registrant and the Agents

        4.1 Third Supplemental Indenture dated as of May 7, 1998 between the Registrant and The Chase Manhattan Bank


        4.2       Form of Medium-term Note (included in Exhibit 4.1)


        12        Ratio of Earnings to Fixed Charges

        20        Press Release of the Registrant dated April 29, 1998

        23 Consent of Deloitte & Touche LLP, independent public accountants


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